Exhibit 99.1

The Cigna Group Announces Significant Increase to Share Repurchase Program of $10 Billion

Intends to Repurchase at Least $5 Billion of Common Stock by End of First Half of 2024,
with Portion Executed Via ASR in First Quarter 2024

Reaffirms Previously Provided Outlook for Full-Year 2023

BLOOMFIELD, Conn., Dec. 10, 2023 /PRNewswire/ -- Global health company The Cigna Group (NYSE: CI) today announced that its Board of Directors has approved an aggregate increase of $10 billion in incremental share repurchase authorization, bringing the company's total share repurchase authority to $11.3 billion. The company intends to use the majority of its discretionary cash flow for share repurchase in 2024. The company expects this to include repurchase of at least $5 billion of common stock between now and the end of the first half of 2024, with a portion of this repurchase to be executed via an accelerated share repurchase program conducted in the first quarter of 2024.

"We believe Cigna's shares are significantly undervalued and repurchases represent a value-enhancing deployment of capital as we work to support high-quality care, improved affordability, and better health outcomes," said David M. Cordani, Chairman and Chief Executive Officer, The Cigna Group. "As we look at the broader landscape and the strategic opportunities before us, we will remain financially disciplined with a clear focus on executing against our strategy, delivering value for our shareholders, and investing in our future. In light of the current environment, we will consider bolt-on acquisitions aligned with our strategy, as well as value-enhancing divestitures."

In connection with today's announcement, Cigna reaffirmed its previously provided outlook of full-year 2023 consolidated adjusted income from operations on a per share basis of at least $24.75 per share. The company continues to target consolidated adjusted income from operations on a per share basis of at least $28 for full-year 2024.

Added Cordani, "Over the past 10 years, our consistent execution has resulted in EPS growth of more than 13 percent on an annualized basis, demonstrating our ability to profitably evolve our business and the services we provide. We are confident in the ongoing growth and strength of Cigna's businesses and expect to carry significant momentum forward into 2024. This conviction reinforces the confidence we have in achieving our long-term annual adjusted EPS growth target of 10-13% while maintaining an attractive dividend."

The company's proposed repurchases under the updated share repurchase program may be made from time to time on the open market at prevailing market prices, through accelerated share repurchase agreements, in privately negotiated transactions, in block trades, and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations and its insider trading policy.

Forward-Looking Statements

This press release, and oral statements made in connection with this release, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on The Cigna Group's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our projected adjusted income from operations outlook for 2023 on a consolidated, per share, and segment basis; targeted adjusted income from operations outlook for 2024 on a per share basis; projected weighted average shares outstanding; future share repurchase and future dividends; future financial or operating performance, including our ability to improve the health and vitality of those we serve; future growth, business strategy and strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas and the impact of developing inflationary and interest rate pressures; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; strategic transactions; expectations related to our Medicare Advantage Capitation Rates; and other statements regarding The Cigna Group's future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe," "expect," "project," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our strategic and operational initiatives; our ability to execute the contemplated share repurchases, including the contemplated accelerated share repurchase program, on attractive terms, on the anticipated timing or at all; our ability to adapt to changes in an evolving and rapidly changing industry; our ability to compete effectively, differentiate our products and services from those of our competitors and maintain or increase market share; price competition, inflation and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with physicians, hospitals, other health service providers and with producers and consultants; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing or industry pricing benchmarks; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations, including currency exchange rates; risks related to strategic transactions and realization of the expected benefits of such transactions, as well as integration or separation difficulties or underperformance relative to expectations; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; uncertainties surrounding participation in government-sponsored programs such as Medicare; the outcome of litigation, regulatory audits and investigations; compliance with applicable privacy, security and data laws, regulations and standards; potential failure of our prevention, detection and control systems; unfavorable economic and market conditions, the risk of a recession or other economic downturn and resulting impact on employment metrics, stock market or changes in interest rates and risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available through the Investor Relations section of www.thecignagroup.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Cigna Group undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Notes:

  Adjusted income (loss) from operations is a principal financial measure of profitability used by The Cigna Group's management because it presents the underlying results of operations of the Company's businesses and permits analysis of trends in underlying revenue, expenses and shareholders' net income. Adjusted income from operations is defined as shareholders' net income (or income before taxes less pre-tax income (loss) attributable to noncontrolling interests for the segment metric) excluding net realized investment results, amortization of acquired intangible assets and special items. The Cigna Group's share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. Adjusted income (loss) from operations is measured on an after-tax basis for consolidated results and on a pre-tax basis for segment results. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders' net income.

  Management is not able to provide a reconciliation of adjusted income from operations to shareholders' net income (including on a per share basis (EPS)) or adjusted revenues to total revenues on a forward-looking basis because we are unable to predict, without unreasonable effort, certain components thereof including (i) future net realized investment results (from equity method investments with respect to adjusted revenues) and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on shareholders' net income and total revenue could vary materially.

INVESTOR RELATIONS CONTACT:
Ralph Giacobbe
860-787-7968
Ralph.Giacobbe@TheCignaGroup.com

MEDIA CONTACT:
Justine Sessions
860-810-6523
Justine.Sessions@Evernorth.com